                                                   As filed pursuant to Rule 497
                                                under the Securities Act of 1933
                                       Registration Nos. 333-65118 and 811-03859


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                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
                          POLARIS CHOICE II PROSPECTUS
                            (FORM NUMBER: R-3460-PRO)
                             DATED DECEMBER 28, 2004

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The following replaces the INVESTMENT CHARGES section located on page 24 of the prospectus:


INVESTMENT CHARGES

        INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables illustrate these charges and expenses. For more detailed information on these investment charges, refer to the accompanying prospectuses for the Trusts.

        12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 0.15% to 0.25% fee applicable to Anchor Series Trust, SunAmerica Series Trust, the Class 2 shares of Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series and Nations Separate Account Trust as shown in the Fee Table, are generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the underlying portfolios.

Date: December 30, 2004



                Please keep this Supplement with your Prospectus.



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